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                                                                   EXHIBIT 99.1


                         AMERINST INSURANCE GROUP, LTD.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002(18 U.S.C. Sections 1350 (a) and (b)), the undersigned hereby certify as follows:

     1.   Stuart Grayston is the President of AmerInst Insurance Group, Ltd.

     2. The Company's Form 10-Q for the quarterly period ended September 30, 2002, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Act of 1934 (the "Exchange Act"), and

     3. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002

                                                        By: /s/Stuart Grayston
                                                        ------------------------
                                                        Stuart Grayston
                                                        President